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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lancaster, State of Pennsylvania, on June 20, 2000.

                                        FULTON FINANCIAL CORPORATION


                                        /s/ Rufus A. Fulton, Jr.
                                        ----------------------------------------
                                        Rufus A. Fulton, Jr.,
                                        President and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

     Each person whose signature appears below also constitutes and appoints William R. Colmery and Charles J. Nugent and each of them, his true and lawful attorney-in-fact, as agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacity, to sign any or all amendments to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


SIGNATURE                       CAPACITY                           DATE


/s/ Jeffrey A. Albertson                                           June 20, 2000
---------------------------
Jeffrey A. Albertson            Director


/s/ William H. Clark, Jr.                                          June 20, 2000
---------------------------
William H. Clark, Jr.           Director


                                Chairman of the Board, President
/s/ Rufus A. Fulton, Jr.        and Chief Executive Officer,       June 20, 2000
---------------------------     and Director (Principal
Rufus A. Fulton, Jr.            Executive Officer)
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/s/ Eugene H. Gardner                                              June 20, 2000
---------------------------
Eugene H. Gardner               Director


/s/ Clyde W. Horst                                                 June 20, 2000
---------------------------
Clyde W. Horst                  Director


/s/ James P. Argires, M.D.                                         June 20, 2000
---------------------------
James P. Argires, M.D.          Director


/s/ Donald M. Bowman, Jr.                                          June 20, 2000
---------------------------
Donald M. Bowman, Jr.           Director


/s/Frederick B. Fichthorn                                          June 20, 2000
---------------------------
Frederick B. Fichthorn          Director


/s/ Charles V. Henry, III                                          June 20, 2000
---------------------------
Charles V. Henry, III           Director


/s/ Joseph J. Mowad, M.D.                                          June 20, 2000
---------------------------
Joseph J. Mowad, M.D.           Director


/s/ John O. Shirk                                                  June 20, 2000
---------------------------
John O. Shirk                   Director


/s/ James K. Sperry                                                June 20, 2000
---------------------------
James K. Sperry                 Director


/s/ Kenneth G. Stoudt                                              June 20, 2000
---------------------------
Kenneth G. Stoudt               Director


/s/ Partick J. Freer                                               June 20, 2000
---------------------------
Patrick J. Freer                Director
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/s/ Robert D. Garner                                               June 20, 2000
---------------------------
Robert D. Garner                Director


/s/ J. Robet Hess                                                  June 20, 2000
---------------------------
J. Robert Hess                  Director


/s/ Carolyn R. Holleran                                            June 20, 2000
---------------------------
Carolyn R. Holleran             Director


/s/ Samuel H. Jones, Jr.                                           June 20, 2000
---------------------------
Samuel H. Jones, Jr.            Director


/s/ Donald W. Lesher, Jr.                                          June 20, 2000
---------------------------
Donald W. Lesher, Jr.           Director


/s/ Stuart H. Raub, Jr.                                            June 20, 2000
---------------------------
Stuart H. Raub, Jr.             Director


/s/ Mary Ann Russell                                               June 20, 2000
---------------------------
Mary Ann Russell                Director


/s/ Charles J. Nugent           Executive Vice President and       June 20, 2000
---------------------------     Chief Financial Officer
Charles J. Nugent               (Principal Financial Officer)


/s/ Craig A. Dally              Director                           June 20, 2000
---------------------------
Craig A. Dally


/s/ Michael J. DePorter         Vice President and Assistant       June 20, 2000
---------------------------     Corporate Controller (Principal
Michael J. DePorter             Accounting Officer)